UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21969

                          The Gabelli Global Deal Fund
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                             (THE GABELLI GLOBAL DEAL FUND LOGO)

                          THE GABELLI GLOBAL DEAL FUND

                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                  Since
                                                                Inception
                                            Quarter   1 Year   (01/31/07)
                                            -------   ------   ----------
GABELLI GLOBAL DEAL FUND
   NAV TOTAL RETURN (b) .................    (2.16)%   (4.06)%    (0.44)%
   INVESTMENT TOTAL RETURN (c) ..........    (3.40)    (8.39)    (11.92)
3 Month U.S. Treasury Bill Index ........     0.22      2.06       3.47
S&P 500 Index ...........................   (21.95)   (36.99)    (19.82)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE 3 MONTH U.S. TREASURY BILL INDEX IS COMPRISED OF A SINGLE ISSUE PURCHASED AT THE BEGINNING OF THE MONTH AND HELD FOR A FULL MONTH. AT THE END OF THE MONTH, THAT ISSUE IS SOLD AND ROLLED INTO THE OUTSTANDING TREASURY BILL THAT MATURES CLOSEST TO, BUT NOT BEYOND THREE MONTHS FROM THE RE-BALANCING DATE. TO QUALIFY FOR SELECTION, AN ISSUE MUST HAVE SETTLED ON OR BEFORE THE RE-BALANCING (MONTH END) DATE. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE 3 MONTH U.S. TREASURY BILL INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert
                                        Bruce N. Alpert
                                        President

February 20, 2009

                          THE GABELLI GLOBAL DEAL FUND
                   SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

U.S. Government Obligations ...............    55.6%
Consumer Products .........................     9.0%
Energy and Utilities ......................     8.5%
Health Care ...............................     6.7%
Specialty Chemicals .......................     5.6%
Financial Services ........................     4.7%
Media .....................................     1.5%
Telecommunications ........................     1.5%
Business Services .........................     1.2%
Diversified Industrial ....................     1.2%
Computer Software and Services ............     1.1%
Food and Beverage .........................     0.9%
Electronics ...............................     0.6%
Environmental Services ....................     0.5%
Entertainment .............................     0.5%
Hotels and Gaming .........................     0.3%
Metals and Mining .........................     0.2%
Computer Hardware .........................     0.2%
Machinery .................................     0.1%
Educational Services ......................     0.1%
Cable and Satellite .......................     0.0%
Automotive ................................     0.0%
Retail ....................................     0.0%
Publishing ................................     0.0%
Restaurants ...............................     0.0%
Agriculture ...............................     0.0%
Materials .................................     0.0%
Broadcasting ..............................     0.0%
Wireless Communications ...................     0.0%
                                              -----
                                              100.0%
                                              =====

     THE GABELLI GLOBAL DEAL FUND (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC's website at www.sec.gov.

                          THE GABELLI GLOBAL DEAL FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

                                                                                   MARKET
   SHARES                                                            COST           VALUE
------------                                                     ------------   ------------
               COMMON STOCKS -- 44.2%
               AGRICULTURE -- 0.0%
       1,000   Provimi SA ....................................   $     17,102   $     10,078
                                                                 ------------   ------------
               AUTOMOTIVE -- 0.0%
      54,000   Lear Corp.+ ...................................        175,643         76,140
                                                                 ------------   ------------
               BROADCASTING -- 0.0%
       3,000   Cumulus Media Inc., Cl. A+ ....................         14,990          7,470
                                                                 ------------   ------------
               BUSINESS SERVICES -- 1.2%
       8,000   Acxiom Corp. ..................................         97,703         64,880
      60,000   Clear Channel Outdoor
                  Holdings Inc., Cl. A+ ......................        401,390        369,000
     120,000   Diebold Inc. ..................................      4,521,114      3,370,800
      10,000   Distribucion y Servicio
                  D&S SA, ADR ................................        239,814        241,900
                                                                 ------------   ------------
                                                                    5,260,021      4,046,580
                                                                 ------------   ------------
               CABLE AND SATELLITE -- 0.0%
      35,001   Zon Multimedia Servicos de Telecomunicacoes e
                  Multimedia SGPS SA .........................        344,060        180,503
                                                                 ------------   ------------
               COMPUTER HARDWARE -- 0.2%
      65,000   SanDisk Corp.+ ................................        964,689        624,000
                                                                 ------------   ------------
               COMPUTER SOFTWARE AND SERVICES -- 1.1%
         500   Affiliated Computer
                  Services Inc., Cl. A+ ......................         21,184         22,975
       2,000   I2 Technologies Inc.+ .........................         23,260         12,780
      50,000   Mentor Graphics Corp.+ ........................        589,442        258,500
      36,000   NDS Group plc, ADR+ ...........................      2,190,034      2,064,240
     120,000   Yahoo! Inc.+ ..................................      3,438,228      1,464,000
                                                                 ------------   ------------
                                                                    6,262,148      3,822,495
                                                                 ------------   ------------
               CONSUMER PRODUCTS -- 9.0%
      45,000   Harman International Industries Inc. ..........      1,715,187        752,850
      12,000   Heelys Inc. ...................................         62,402         27,240
     440,000   UST Inc. ......................................     29,821,257     30,527,200
                                                                 ------------   ------------
                                                                   31,598,846     31,307,290
                                                                 ------------   ------------
               DIVERSIFIED INDUSTRIAL -- 1.2%
     510,000   Myers Industries Inc. .........................     11,294,661      4,080,000
                                                                 ------------   ------------
               EDUCATIONAL SERVICES -- 0.1%
      15,000   Corinthian Colleges Inc.+ .....................        115,081        245,550
                                                                 ------------   ------------
               ELECTRONICS -- 0.6%
     211,700   Alliance Semiconductor Corp. ..................      1,045,832        105,850
      92,000   Bel Fuse Inc., Cl. A ..........................      3,114,576      1,659,680
      30,000   International Rectifier Corp.+ ................        494,422        405,000
       1,000   Zygo Corp.+ ...................................          8,365          6,910
                                                                 ------------   ------------
                                                                    4,663,195      2,177,440
                                                                 ------------   ------------
               ENERGY AND UTILITIES -- 8.4%
       1,000   British Energy Group plc ......................         14,357         11,121
     145,000   Constellation Energy Group Inc. ...............      3,595,128      3,638,050
     260,000   Endesa SA .....................................     12,776,941     10,336,391
     179,760   Great Plains Energy Inc. ......................      4,659,379      3,474,761
       2,000   Imperial Energy Corp. plc+ ....................         31,336         35,858
      90,000   NorthWestern Corp. ............................      2,617,770      2,112,300
     150,000   NRG Energy Inc.+ ..............................      3,563,910      3,499,500
       1,000   Origin Energy Ltd. ............................         15,738         11,239

                                                                                   MARKET
   SHARES                                                            COST           VALUE
------------                                                     ------------   ------------
     220,000   Puget Energy Inc. .............................   $  6,116,557   $  5,999,400
     100,000   WesternZagros Resources Ltd.+ .................        303,795         48,603
                                                                 ------------   ------------
                                                                   33,694,911     29,167,223
                                                                 ------------   ------------
               ENTERTAINMENT -- 0.5%
     220,000   Take-Two Interactive Software Inc. ............      5,163,378      1,663,200
                                                                 ------------   ------------
               ENVIRONMENTAL SERVICES -- 0.5%
      70,000   Republic Services Inc. ........................      1,754,038      1,735,300
                                                                 ------------   ------------
               FINANCIAL SERVICES -- 4.7%
     270,000   Nationwide Financial
                  Services Inc., Cl. A .......................     13,830,569     14,096,700
     150,000   SLM Corp.+ ....................................      4,097,283      1,335,000
      10,000   Wells Fargo & Co. .............................        276,286        294,800
      20,002   Willis Group Holdings Ltd. ....................        577,591        497,650
                                                                 ------------   ------------
                                                                   18,781,729     16,224,150
                                                                 ------------   ------------
               FOOD AND BEVERAGE -- 0.9%
      15,000   Bull-Dog Sauce Co. Ltd. .......................         43,145         36,404
      79,600   China Huiyuan Juice Group Ltd. ................        105,609         99,523
     100,000   Corn Products International Inc. ..............      2,806,778      2,885,000
       2,000   Reddy Ice Holdings Inc. .......................         19,662          2,880
                                                                 ------------   ------------
                                                                    2,975,194      3,023,807
                                                                 ------------   ------------
               HEALTH CARE -- 6.7%
      22,000   ArthroCare Corp.+ .............................        400,453        104,940
       3,000   Biogen Idec Inc.+ .............................        159,613        142,890
         100   CPEX Pharmaceuticals Inc.+ ....................          1,450            975
      65,000   Datascope Corp. ...............................      3,347,255      3,395,600
       2,000   Enzon Pharmaceuticals Inc.+ ...................         17,870         11,660
       6,000   Fresenius Kabi Pharmaceuticals
                  Holding Inc., CVR+ .........................              1          2,100
     120,000   Genentech Inc.+ ...............................     11,010,683      9,949,200
      13,281   Life Technologies Corp.+ ......................        457,339        309,580
     300,000   Mentor Corp. ..................................      9,192,973      9,279,000
                                                                 ------------   ------------
                                                                   24,587,637     23,195,945
                                                                 ------------   ------------
               HOTELS AND GAMING -- 0.3%
      78,000   MGM Mirage+ ...................................      4,110,109      1,073,280
                                                                 ------------   ------------
               MACHINERY -- 0.1%
      57,000   TurboChef Technologies Inc.+ ..................        338,781        279,870
                                                                 ------------   ------------
               MATERIALS -- 0.0%
      12,500   Intertape Polymer Group Inc.+ .................         58,500          9,125
                                                                 ------------   ------------
               MEDIA -- 1.5%
      75,000   APN News & Media Ltd. .........................        352,064        129,679
     315,000   Cablevision Systems Corp., Cl. A ..............      9,633,277      5,304,600
                                                                 ------------   ------------
                                                                    9,985,341      5,434,279
                                                                 ------------   ------------
               METALS AND MINING -- 0.2%
      24,000   Alpha Natural Resources Inc.+ .................      1,151,028        388,560
       5,000   Forsys Metals Corp.+ ..........................         21,376         23,815
      18,000   Lonmin plc ....................................        636,539        235,763
       8,000   Uranium One Inc.+ .............................         46,412         11,600
       5,000   Xstrata plc ...................................         70,231         46,008
                                                                 ------------   ------------
                                                                    1,925,586        705,746
                                                                 ------------   ------------

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                      MARKET
     SHARES                                                             COST           VALUE
---------------                                                     ------------   ------------
                  COMMON STOCKS (CONTINUED)
                  PUBLISHING -- 0.0%
        136,000   SCMP Group Ltd. ...............................   $     48,079   $     45,274
                                                                    ------------   ------------
                  RESTAURANTS -- 0.0%
          1,000   Landry's Restaurants Inc. .....................         19,730         11,600
                                                                    ------------   ------------
                  RETAIL -- 0.0%
          4,000   Genesco Inc.+ .................................         95,360         67,680
                                                                    ------------   ------------
                  SPECIALTY CHEMICALS -- 5.5%
         70,012   Ashland Inc. ..................................      1,064,851        735,826
         12,000   Ciba Holding AG+ ..............................        547,909        536,665
        150,000   Ciba Holding AG ...............................      6,419,759      6,764,692
            320   Mitsubishi Chemical Holdings Corp. ............          2,566          1,387
        178,000   Rohm and Haas Co. .............................     13,074,483     10,998,620
                                                                    ------------   ------------
                                                                      21,109,568     19,037,190
                                                                    ------------   ------------
                  TELECOMMUNICATIONS -- 1.5%
        989,600   Asia Satellite Telecommunications
                     Holdings Ltd. ..............................      2,220,762        970,421
         60,000   BCE Inc. ......................................      1,279,049      1,229,400
        300,000   Centennial Communications Corp.+ ..............      2,344,627      2,418,000
         80,000   Portugal Telecom SGPS SA ......................        865,316        675,007
                                                                    ------------   ------------
                                                                       6,709,754      5,292,828
                                                                    ------------   ------------
                  WIRELESS COMMUNICATIONS -- 0.0%
          3,000   Wayfinder System AB+ ..........................          4,226          4,477
                                                                    ------------   ------------
                  TOTAL COMMON STOCKS ...........................    192,072,357    153,548,520
                                                                    ------------   ------------

   PRINCIPAL
     AMOUNT
---------------
                  CONVERTIBLE CORPORATE BONDS -- 0.1%
                  SPECIALTY CHEMICALS -- 0.1%
$       600,000   Ferro Corp., Cv.,
                     6.500%, 08/15/13 ...........................        308,446        293,250
                                                                    ------------   ------------
                  CORPORATE BONDS -- 0.1%
                  ENERGY AND UTILITIES -- 0.1%
        500,000   Texas Competitive Electric
                     Holdings Co. LLC, (STEP),
                     10.500%, 11/01/15 (a) ......................        310,524        357,500
                                                                    ------------   ------------

   PRINCIPAL                                                                          MARKET
     AMOUNT                                                             COST           VALUE
---------------                                                     ------------   ------------
                  U.S. GOVERNMENT OBLIGATIONS -- 55.6%
                  U.S. TREASURY CASH MANAGEMENT BILLS -- 6.3%
$    22,017,000   U.S. Treasury Cash Management Bills,
                     0.137% to 0.223%++,
                     04/29/09 to 06/24/09 .......................   $ 22,002,679   $ 22,001,125
                                                                    ------------   ------------
                  U.S. TREASURY BILLS -- 43.0%
    149,411,000   U.S. Treasury Bills,
                     0.020% to 1.924%++,
                     01/02/09 to 06/25/09 .......................    149,355,207    149,365,893
                                                                    ------------   ------------
                  U.S. TREASURY NOTES -- 6.3%
     21,405,000   U.S. Treasury Note,
                     4.500%, 04/30/09 ...........................     21,635,143     21,714,388
                                                                    ------------   ------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS .............    192,993,029    193,081,406
                                                                    ------------   ------------
TOTAL INVESTMENTS -- 100% .......................................   $385,684,356    347,280,676
                                                                    ============
FORWARD FOREIGN EXCHANGE CONTRACTS
   (Unrealized appreciation) ....................................                        83,236
                                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) ..............................                    (3,707,381)
                                                                                   ------------
NET ASSETS -- COMMON SHARES
   (21,211,510 common shares outstanding) .......................                  $343,656,531
                                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($343,656,531 / 21,211,510 shares outstanding) ...............                  $      16.20
                                                                                   ============

   PRINCIPAL                                                         SETTLEMENT     UNREALIZED
     AMOUNT                                                             DATE       APPRECIATION
---------------                                                     ------------   ------------
                  FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
  E6,271,159      Deliver Euros in exchange FOR USD 8,717,207 ...     01/30/09     $     83,236
                                                                                   ============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of the Rule 144A security amounted to $357,500 or 0.10% of total investments.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVR  Contingent Value Right

STEP Step coupon bond. The rate disclosed is that in effect at December 31, 2008.

                              % OF
                             MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE       VALUE
--------------------------   ------   ------------
North America ............    93.4%   $324,344,296
Europe ...................     6.2      21,400,552
Latin America ............     0.3       1,212,322
Asia/Pacific .............     0.1         285,715
Japan ....................     0.0          37,791
                             -----    ------------
Total Investments ........   100.0%   $347,280,676
                             =====    ============

                 See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $385,684,356) .................   $347,280,676
   Cash ......................................................        517,724
   Deposit at broker .........................................         13,521
   Receivable for investments sold ...........................     12,826,094
   Unrealized appreciation on forward foreign
      exchange contracts .....................................         83,236
   Unrealized appreciation on swap contracts .................            228
   Dividends and interest receivable .........................        335,874
   Deferred offering expense .................................          7,860
   Prepaid expense ...........................................         14,809
                                                                 ------------
   TOTAL ASSETS ..............................................    361,080,022
                                                                 ------------
LIABILITIES:
   Foreign currency, at value (cost $480,534) ................        470,969
   Payable for investments purchased .........................     16,630,016
   Unrealized depreciation on swap contracts .................         12,047
   Payable for investment advisory fees ......................        145,244
   Payable for payroll expenses ..............................         27,145
   Payable for accounting fees ...............................          7,500
   Other accrued expenses ....................................        130,570
                                                                 ------------
   TOTAL LIABILITIES .........................................     17,423,491
                                                                 ------------
   NET ASSETS applicable to 21,211,510
      shares outstanding .....................................   $343,656,531
                                                                 ============
NET ASSETS CONSIST OF:
   Paid-in capital, at $0.001 par value ......................   $383,708,851
   Accumulated distributions in excess of net
      investment income ......................................        (71,417)
   Accumulated distributions in excess of net realized gain
      on investments, swap contracts, securities sold short,
      and foreign currency transactions ......................     (1,656,803)
   Net unrealized depreciation on investments ................    (38,403,680)
   Net unrealized depreciation on swap contracts .............        (11,819)
   Net unrealized appreciation on foreign
      currency translations ..................................         91,399
                                                                 ------------
   NET ASSETS ................................................   $343,656,531
                                                                 ============
NET ASSET VALUE PER COMMON SHARE:
   ($343,656,531 / 21,211,510 shares outstanding;
   unlimited number of shares authorized) ....................   $      16.20
                                                                 ============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $106,548) ..............   $  3,220,766
   Interest ..................................................      3,051,791
                                                                 ------------
   TOTAL INVESTMENT INCOME ...................................      6,272,557
                                                                 ------------
EXPENSES:
   Investment advisory fees ..................................      1,865,897
   Shareholder communications expenses .......................        150,021
   Payroll expenses ..........................................        125,918
   Trustees' fees ............................................         76,611
   Custodian fees ............................................         61,274
   Accounting fees ...........................................         45,000
   Interest expense ..........................................         44,836
   Legal and audit fees ......................................         33,000
   Shareholder services fees .................................         11,366
   Miscellaneous expenses ....................................         72,518
                                                                 ------------
   TOTAL EXPENSES ............................................      2,486,441
   Less: Custodian fee credits ...............................        (29,400)
                                                                 ------------
   NET EXPENSES ..............................................      2,457,041
                                                                 ------------
   NET INVESTMENT INCOME .....................................      3,815,516
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY:
   Net realized gain on investments ..........................      5,528,077
   Net realized loss on swap contracts .......................     (1,626,236)
   Net realized loss on securities sold short ................         (6,183)
   Net realized gain on foreign currency transactions ........        669,301
                                                                 ------------
   Net realized gain on investments, swap contracts,
      securities sold short, and foreign currency
      transactions ...........................................      4,564,959
                                                                 ------------
   Net change in unrealized appreciation/(depreciation):
      on investments .........................................    (23,627,226)
      on swap contracts ......................................        292,375
      on securities sold short ...............................          5,363
      on foreign currency translations .......................       (114,129)
                                                                 ------------
   Net change in unrealized appreciation/(depreciation) on
      investments, swap contracts, securities sold short,
      and foreign currency translations ......................    (23,443,617)
                                                                 ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
      SWAP CONTRACTS, SECURITIES SOLD SHORT, AND FOREIGN
      CURRENCY ...............................................    (18,878,658)
                                                                 ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......   $(15,063,142)
                                                                 ============

                 See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED          PERIOD ENDED
                                                                              DECEMBER 31, 2008   DECEMBER 31, 2007 (a)
                                                                              -----------------   ---------------------
OPERATIONS:
   Net investment income ..................................................      $  3,815,516         $  7,799,851
   Net realized gain on investments, swap contracts, securities sold short,
      and foreign currency transactions ...................................         4,564,959           20,614,306
   Net change in unrealized appreciation/(depreciation) on investments, swap contracts, securities sold short, and foreign currency
      translations ........................................................       (23,443,617)         (14,880,483)
                                                                                 ------------         ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........       (15,063,142)          13,533,674
                                                                                 ------------         ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..................................................        (3,731,489)          (6,348,376)
   Net realized gain ......................................................        (9,244,580)         (19,198,407)
   Return of capital ......................................................       (21,029,267)                  --
                                                                                 ------------         ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .............................       (34,005,336)         (25,546,783)
                                                                                 ------------         ------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued in offering
      and reinvestment of distributions ...................................                --          406,953,927
   Net decrease from repurchase of common shares ..........................        (1,292,018)            (173,799)
   Offering costs for common shares charged to paid-in-capital ............                --             (850,000)
                                                                                 ------------         ------------
   NET INCREASE/(DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS .....        (1,292,018)         405,930,128
                                                                                 ------------         ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ..................................       (50,360,496)         393,917,019
NET ASSETS:
   Beginning of period ....................................................       394,017,027              100,008
                                                                                 ------------         ------------
   End of period (including undistributed net investment income of $0 and
      $691,417, respectively) .............................................      $343,656,531         $394,017,027
                                                                                 ============         ============

----------
(a) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

                 See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD:

                                                                             YEAR ENDED          PERIOD ENDED
                                                                         DECEMBER 31, 2008   DECEMBER 31, 2007(d)
                                                                         -----------------   -------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period................................      $  18.50            $  19.06(e)
                                                                             --------            --------
   Net investment income (a)...........................................          0.18                0.37
   Net realized and unrealized gain/(loss) on investments,
      swap contracts, securities sold short, and foreign
      currency transactions............................................         (0.89)               0.27
                                                                             --------            --------
   Total from investment operations....................................         (0.71)               0.64
                                                                             --------            --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income...............................................         (0.18)              (0.30)
   Net realized gain...................................................         (0.43)              (0.90)
   Return of capital...................................................         (0.99)                 --
                                                                             --------            --------
   Total distributions to common shareholders..........................         (1.60)              (1.20)
                                                                             ========            ========
FUND SHARE TRANSACTIONS:
   Increase in net asset value from common share
      transactions.....................................................          0.01                0.00(f)
                                                                             --------            --------
   NET ASSET VALUE, END OF PERIOD......................................      $  16.20            $  18.50
                                                                             ========            ========
   Net asset value total return........................................         (4.06)%              3.35%+
                                                                             ========            ========
   Market value, end of period.........................................      $  13.14            $  15.96
                                                                             ========            ========
   Total investment return.............................................         (8.39)%            (14.55)%++
                                                                             ========            ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net assets end of period (in 000's)....................................      $343,657            $394,017
   Ratio of net investment income to average net assets................          1.02%               2.12%(g)
   Ratio of operating expenses to average net assets (b)(c)............          0.67%               0.64%(g)
   Portfolio turnover rate.............................................           334%                177%+++

----------
+ Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively.

(c) The Fund incurred interest expense during the year ended December 31, 2008 and the period ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.65% and 0.62%, respectively.

(d) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(e) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(f)  Amount represents less than $0.005 per share.

(g)  Annualized.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Deal Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund sold 5,236 shares to Gabelli Funds, LLC (the "Adviser") for $100,008 on December 22, 2006. Investment operations commenced on January 31, 2007 upon the settlement of the sale of 18,750,000 shares of beneficial interest in the amount of $357,375,000 (net of underwriting fees and expenses of $17,625,000). In addition, on March 9, 2007, the Fund issued 2,500,000 shares of beneficial interest in the amount of $47,650,000 (net of underwriting fees and expenses of $2,350,000) in conjunction with the exercise of the underwriters' overallotment option. The Adviser agreed to pay all the Fund's organizational costs and the amount by which the Fund's offering costs (other than the underwriting fees) exceed $0.04 per common share.

     The Fund's primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, Interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                          OTHER FINANCIAL   OTHER FINANCIAL
                                         INVESTMENTS IN     INSTRUMENTS       INSTRUMENTS
                                           SECURITIES       (UNREALIZED       (UNREALIZED
                                         (MARKET VALUE)    APPRECIATION)*    DEPRECIATION)*
VALUATION INPUTS                             ASSETS            ASSETS         LIABILITIES
----------------                         --------------   ---------------   ---------------
Level 1 - Quoted Prices                   $153,548,519             --                --
Level 2 - Other Significant Observable
   Inputs                                  193,732,157        $83,464           $(12,047)
                                          ------------        -------           --------
Total                                     $347,280,676        $83,464           $(12,047)
                                          ============        =======           ========

There were no Level 3 investments held at December 31, 2007 or 2008.

---------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

     In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into equity and contract for difference swap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

                          THE GABELLI GLOBAL DEAL FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guarantees the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of December 31, 2008, the Fund held contract for difference swaps with Bear, Stearns International Limited which are covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swaps at December 31, 2008 are as follows:

                                                                                                            NET UNREALIZED
         NOTIONAL                  EQUITY SECURITY                  INTEREST RATE/            TERMINATION    APPRECIATION
          AMOUNT                      RECEIVED                   EQUITY SECURITY PAID             DATE      (DEPRECIATION)
         --------           ----------------------------   --------------------------------   -----------   --------------
                                    Market Value           Overnight LIBOR plus 40 bps plus
                                  Appreciation on:           Market Value Depreciation on:
$ 24,269 (100,000 Shares)   Gulf Keystone Petroleum Ltd.     Gulf Keystone Petroleum Ltd.       03/17/09       $   (193)
 756,983 (360,000 Shares)        Chloride Group plc               Chloride Group plc            04/15/09        (11,854)
   4,494   (1,000 Shares)         J Sainsbury plc                   J Sainsbury plc             09/15/09            228
                                                                                                               --------
                                                                                                               $(11,819)
                                                                                                               ========

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2008, there were no securities sold short.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at December 31, 2008 are reflected in the Schedule of Investments.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

                          THE GABELLI GLOBAL DEAL FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

     MERGER ARBITRAGE RISK. The principal risk associated with the Fund's investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to decrease accumulated distributions in excess of net investment income by $846,861 and decrease accumulated distributions in excess of net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions by $846,861.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                 YEAR ENDED DECEMBER 31,
                                                -------------------------
                                                    2008          2007
                                                -----------   -----------
DISTRIBUTIONS PAID FROM
Ordinary income
   (inclusive of short-term capital gains) ..   $12,976,069   $25,546,783
Return of capital ...........................    21,029,267            --
                                                -----------   -----------
Total distributions paid ....................   $34,005,336   $25,546,783
                                                ===========   ===========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $31,504.

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and swap accrual adjustments.

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments ..............   $(40,028,979)
Net unrealized depreciation on securities sold short, and
   foreign currency translations ........................         (3,656)
Post-October capital loss deferral ......................        (31,504)
Other temporary differences* ............................         11,819
                                                            ------------
   Total ................................................   $(40,052,320)
                                                            ============

----------
* Other temporary differences are primarily due to mark-to-market adjustments on investments in swap contracts.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2008:

                                     UNREALIZED     UNREALIZED    NET UNREALIZED
                         COST       APPRECIATION   DEPRECIATION    DEPRECIATION
                     ------------   ------------   ------------   --------------
Investments ......   $387,321,474    $1,953,798    $(41,994,596)   $(40,040,798)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund's average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund's total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the "T-Bill Index") during the same period. For every four basis points that the Fund's total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2008, the Fund did not accrue a performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $331,046 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008, the Fund paid or accrued $125,918, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended in person ($500 if attended telephonically) and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $656,699,353 and $738,242,853, respectively.

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Purchases and proceeds from the sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $43,543,854 and $45,125,299, respectively.

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund repurchased 89,100 shares of its common stock in the open market at a cost of $1,292,018 and an average discount of approximately 16.2% from its NAV. All shares of common stock repurchased have been retired.

     Transactions in shares of beneficial interest were as follows:


                                                YEAR ENDED                PERIOD ENDED
                                            DECEMBER 31, 2008         DECEMBER 31, 2007 (a)
                                         -----------------------   --------------------------
                                          SHARES       AMOUNT         SHARES        AMOUNT
                                         --------   ------------   -----------   ------------
Initial seed capital .................        --                        5,236    $    100,008
Shares issued in offering
  (net of underwriting fees and
  offering costs) ...................         --             --    21,250,000     405,025,000
Shares issued upon reinvestment of
  distributions ......................        --             --        55,874       1,078,927
Shares repurchased ...................   (89,100)   $(1,292,018)      (10,500)       (173,799)
                                         -------    -----------    ----------    ------------
Net increase/(decrease) ..............   (89,100)   $(1,292,018)   21,300,610    $406,030,136
                                         =======    ===========    ==========    ============

----------
(a) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

     At the Fund's February 19, 2008 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer preferred shares, notes, or subscription rights to purchase preferred shares. The shelf registration was declared effective by the SEC on August 6, 2008. At the Fund's August 20, 2008 Board meeting, the Board approved a Rights Offering for Series A Cumulative Callable Preferred Shares ("Preferred Shares"). One transferable Right was issued for each common share of the Fund held on December 19, 2008, the Record Date. These Rights allowed common shareholders to subscribe to Preferred Shares of the Fund.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

8. SUBSEQUENT EVENT. On February 6, 2009, the Fund received net proceeds of $95,532,040 (after offering expenses of $480,060) from a rights offering of 1,920,242 shares of 8.50% Series A Cumulative Callable Preferred Shares.

                          THE GABELLI GLOBAL DEAL FUND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Gabelli Global Deal Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Deal Fund (the "Fund"), as of December 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Deal Fund at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 24, 2009

                          THE GABELLI GLOBAL DEAL FUND
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Deal Fund at One Corporate Center, Rye, NY 10580-1422.

                                 TERM OF        NUMBER OF
                               OFFICE AND     FUNDS IN FUND
      NAME, POSITION(S)         LENGTH OF        COMPLEX
          ADDRESS(1)              TIME         OVERSEEN BY              PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
           AND AGE              SERVED(2)        TRUSTEE                 DURING PAST FIVE YEARS                 HELD BY TRUSTEE(4)
---------------------------   -------------   -------------   -------------------------------------------   ------------------------
INTERESTED TRUSTEES(3):

MARIO J. GABELLI              Since 2006**          26        Chairman and Chief Executive Officer of       Director of Morgan Group
Trustee and                                                   GAMCO Investors, Inc. and Chief Investment    Holdings, Inc. (holding
Chief Investment Officer                                      Officer - Value Portfolios of Gabelli         company); Chairman of
Age: 66                                                       Funds, LLC and GAMCO Asset Management Inc.;   the Board of LICT Corp.
                                                              Director/Trustee or Chief Investment          (multimedia and
                                                              Officer of other registered investment        communication services
                                                              companies in the Gabelli/GAMCO                company)
                                                              Funds complex; Chairman and Chief Executive
                                                              Officer of GGCP, Inc.

EDWARD T. TOKAR               Since 2006***          2        Senior Managing Director of Beacon Trust                 --
Trustee                                                       Company since 2004; Chief Executive
Age: 61                                                       Officer of Allied Capital Management LLC
                                                              (1997-2004); Vice President - Investments
                                                              of Honeywell International Inc.
                                                              (1977-2004); Director of Teton Advisors,
                                                              Inc. (financial services) (2008-present)

NON-INTERESTED TRUSTEES(5):

ANTHONY J. COLAVITA           Since 2006***         36        Partner in the law firm of Anthony J.                    --
Trustee                                                       Colavita, P.C.
Age: 73

James P. Conn                 Since 2006*           18        Former Managing Director and Chief                       --
Trustee                                                       Investment Officer of Financial Security
Age: 70                                                       Assurance Holdings Ltd. (insurance holding
                                                              company) (1992-1998)

CLARENCE A. DAVIS             Since 2006*            2        Former Chief Executive Officer of Nestor,     Director of Oneida Ltd.
Trustee                                                       Inc. (2007-2009); Former Chief Operating      (kitchenware)
Age: 67                                                       Officer (2000-2005) and Chief Financial
                                                              Officer (1999-2000) of the American
                                                              Institute of Certified Public Accountants

MARIO D'URSO                  Since 2006**           5        Chairman of Mittel Capital Markets S.p.A.                --
Trustee                                                       since 2001
Age: 68

ARTHUR V. FERRARA             Since 2006*            8        Former Chairman of the Board and Chief                   --
Trustee                                                       Executive Officer of The Guardian Life
Age: 78                                                       Insurance Company of America (1992-1995)

MICHAEL J. MELARKEY           Since 2006**           5        Partner in the law firm of Avansino,          Director of Southwest
Trustee                                                       Melarkey, Knobel & Mulligan                   Gas Corporation (natural
Age: 59                                                                                                     gas utility)

SALVATORE J. ZIZZA            Since 2006***         28        Chairman of Zizza & Co., Ltd. (consulting)    Director of Hollis-Eden
Trustee                                                                                                     Pharmaceuticals
Age: 63                                                                                                     (biotechnology);
                                                                                                            Director of Earl Scheib,
                                                                                                            Inc. (automotive
                                                                                                            services)

                          THE GABELLI GLOBAL DEAL FUND
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                        TERM OF
 NAME, POSITION(S)     OFFICE AND
     ADDRESS(1)        LENGTH OF                            PRINCIPAL OCCUPATION(S)
      AND AGE        TIME SERVED(2)                          DURING PAST FIVE YEARS
------------------   --------------   -------------------------------------------------------------------
OFFICERS:
BRUCE N. ALPERT      Since 2006       Executive Vice President and Chief Operating Officer of Gabelli
President                             Funds, LLC since 1988 and an officer of all of the registered
Age: 57                               investment companies in the Gabelli/GAMCO Funds complex; Director and President of Teton Advisors, Inc. (formerly Gabelli Advisers,
                                      Inc.) since 1998

CARTER W. AUSTIN     Since 2006       Vice President of The Gabelli Equity Trust Inc. since 2000, The
Vice President                        Gabelli Dividend & Income Trust since 2003, The Gabelli Global
Age: 42                               Gold, Natural Resources & Income Trust since 2005; and The Gabelli
                                      Healthcare & Wellness(Rx) Trust since 2007; Vice President of
                                      Gabelli Funds, LLC since 1996

PETER D. GOLDSTEIN   Since 2006       Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance                      Chief Compliance Officer of all of the registered investment
Officer                               companies in the Gabelli/GAMCO Funds complex; Vice President of
Age: 55                               Goldman Sachs Asset Management (2000-2004)

SHEILA J. MOORE      Since 2006       Assistant Vice President of The Gabelli Global Deal Fund since
Assistant Vice                        2006; Adjunct professor in Economics and Finance, Woodbury
President and                         University, Burbank, CA prior to 2006
Ombudsman
Age: 61

AGNES MULLADY        Since 2006       Vice President of Gabelli Funds, LLC since 2007; Officer of all of
Treasurer and                         the registered investment companies in the Gabelli/GAMCO Funds
Secretary                             complex; Senior Vice President of U.S. Trust Company, N.A. and
Age: 50                               Treasurer and Chief Financial Officer of Excelsior Funds
                                      (2004-2005); Chief Financial Officer of AMIC Distribution Partners
                                      (2002-2004)

DAVID I. SCHACHTER   Since 2006       Vice President of The Gabelli Utility Trust since 1999 and The
Vice President                        Gabelli Global Utility & Income Trust since 2004; Vice President of
Age: 55                               Gabelli & Company, Inc. since 1999; and The Gabelli Healthcare &
                                      WellnessRx Trust since 2007

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**   - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter for the Fund's common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an "interested person" of the Fund as a result of his son's employment by an affiliate of the Adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)  Trustees who are not interested persons are considered "Independent"
     Trustees.

                          THE GABELLI GLOBAL DEAL FUND
                       INCOME TAX INFORMATION (Unaudited)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                                      TOTAL AMOUNT    ORDINARY
                 PAYABLE    RECORD        PAID       INVESTMENT    RETURN OF
                  DATE       DATE       PER SHARE    INCOME (a)   CAPITAL (b)
                --------   --------   ------------   ----------   -----------
COMMON SHARES
                03/25/08   03/17/08     $0.40000      $0.16960      $0.23040
                06/24/08   06/16/08      0.40000       0.16960       0.23040
                09/24/08   09/16/08      0.40000       0.16960       0.23040
                12/17/08   12/12/08      0.40000       0.16960       0.23040
                                        --------      --------      ---------
                                        $1.60000      $0.67840      $0.92160

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Long-term capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

     The Fund paid to common shareholders ordinary income dividends of $1.60 per share in 2008. For the period ended December 31, 2008, 17.82% of the ordinary dividends qualified for the dividend received deduction available to corporations, and 23.56% of the ordinary income distributions were qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2008 derived from U.S. Treasury securities was 5.34%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 55.6%.

                        HISTORICAL DISTRIBUTION SUMMARY

COMMON SHARES

                            SHORT-TERM
               INVESTMENT     CAPITAL     RETURN OF        TOTAL        ADJUSTMENT TO
               INCOME (a)    GAIN (a)    CAPITAL (b)   DISTRIBUTIONS     COST BASIS
               ----------   ----------   -----------   -------------    -------------
2008 .......     $0.2508     $0.4276       $0.9216        $1.60000         $0.92160
2007 .......      0.2982      0.9018            --         1.20000               --

----------
(a)  Taxable as ordinary income for Federal tax purposes.

(b)  Non-taxable.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

 The Annual Meeting of The Gabelli Global Deal Fund's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                          THE GABELLI GLOBAL DEAL FUND

     CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT WITH GABELLI FUNDS, LLC
                                  (UNAUDITED)

At its meeting on November 19, 2008, the Board of Trustees ("Board") of the Fund approved the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not "interested persons" of the Fund (the "Independent Board Members"). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered information regarding the Fund's portfolio management team, the team leader, the depth of the analyst pool available to the Adviser and portfolio team, the scope of services provided by the Adviser, and its track record in providing similar services to other open-end and closed-end funds. The Independent Board Members noted the experience, length of service, and reputation of the portfolio team, including in the merger arbitrage area.

INVESTMENT PERFORMANCE. The Independent Board Members reviewed information regarding the investment performance of the Fund since inception in comparison with a group of global closed-end funds. The Independent Board Members noted that the Fund's performance in comparison with this group was excellent. However, they also noted that the peer group comparison was of limited usefulness, as the peer group did not contain any other funds engaged primarily in arbitrage activities.

PROFITABILITY. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and the Independent Board Members also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index but that the performance to date did not entitle the Adviser to any additional fee.

ECONOMIES OF SCALE. The Independent Board Members noted that after completion of the initial offering meaningful economies of scale could not occur in the absence of secondary offerings.

SHARING OF ECONOMIES OF SCALE. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.

SERVICE AND COST COMPARISONS. The Independent Board Members reviewed the Fund's expense ratios and found them to be lower than the peer group average. They also compared the structure of the investment management fee with the fees for other funds managed by the Adviser and selected private arbitrage funds as to which information was available.

CONCLUSIONS. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees) and that the one year measuring period was sufficient and consistent with the short-term nature of the Fund's investment program. The Independent Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Board concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and that economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the investment management agreement to the full board.

In considering the Agreement, the Independent Board Members did not identify any factor as all important or all controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

                                   (GRAPHIC)

                              TRUSTEES AND OFFICERS
                          THE GABELLI GLOBAL DEAL FUND
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Clarence A. Davis
   FORMER CHIEF EXECUTIVE OFFICER,
   NESTOR, INC.

Mario d'Urso
   FORMER ITALIAN SENATOR

Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Edward T. Tokar
   SENIOR MANAGING DIRECTOR,
   BEACON TRUST COMPANY

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.


OFFICERS

Bruce N. Alpert
   PRESIDENT

   Carter W. Austin
   VICE PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Sheila J. Moore
   ASSISTANT VICE PRESIDENT & OMBUDSMAN

Agnes Mullady
   TREASURER AND SECRETARY

David I. Schachter
   VICE PRESIDENT

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
The Bank of New York Mellon

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
American Stock Transfer and Trust Company

STOCK EXCHANGE LISTING

                        Common
                      ----------
NYSE-Symbol:                 GDL
Shares Outstanding:   21,211,510

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares.

                          THE GABELLI GLOBAL DEAL FUND
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM               GDL Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,000 for 2007 and $28,000 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2007 and $4,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  Not applicable

               (c)  100%

               (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $65,000 for 2007 and $4,000 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Clarence Davis and Salvatore J. Zizza.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Deal Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                       No. of      Total Assets
                                                                      Accounts     in Accounts
                                                                        where         where
  Name of Portfolio                           Total                 Advisory Fee   Advisory Fee
      Manager or           Type of       No. of Accounts    Total    is Based on    is Based on
     Team Member           Accounts          Managed       Assets    Performance    Performance
--------------------   ---------------   ---------------   ------   ------------   ------------
1.  Mario J. Gabelli   Registered               24           10.2B        6              3.1B
                       Investment
                       Companies:

                       Other Pooled             22          355.1M       19            316.4M
                       Investment
                       Vehicles:

                       Other Accounts:        2,049           8.1B        6            994.1M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli owned over $1,000,000 of the Fund as of December 31, 2008.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                           (c) TOTAL NUMBER OF       (d) MAXIMUM NUMBER (OR
                                                            SHARES (OR UNITS)    APPROXIMATE DOLLAR VALUE) OF
           (a) TOTAL NUMBER OF                            PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY
            SHARES (OR UNITS)    (b) AVERAGE PRICE PAID    PUBLICLY ANNOUNCED     YET BE PURCHASED UNDER THE
 PERIOD         PURCHASED          PER SHARE (OR UNIT)      PLANS OR PROGRAMS          PLANS OR PROGRAMS
--------   -------------------   ----------------------   --------------------   ----------------------------
Month #1   Common - 20,000       Common - $15.0524        Common - 20,000        Common - 21,270,610 -
07/01/08                                                                         20,000 = 21,250,610
through
07/31/08   Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A

Month #2   Common - N/A          Common - N/A             Common - N/A           Common - 21,250,610
08/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
08/31/08

Month #3   Common - 20,000       Common - $14.3466        Common - 20,000        Common - 21,250,610 -
09/01/08                                                                         20,000 = 21,230,610
through
09/30/08   Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A

Month #4   Common - 19,100       Common - $12.3775        Common - 19,100        Common - 21,230,610 -
10/01/08                                                                         19,100 = 21,211,510
through
10/31/08   Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A

Month #5   Common - N/A          Common - N/A             Common - N/A           Common - 21,211,510
11/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
11/30/08

Month #6   Common - N/A          Common - N/A             Common - N/A           Common - 21,211,510
12/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
12/31/08

Total      Common - 59,100       Common - $13.9322        Common - 59,100        N/A

           Preferred - N/A       Preferred - N/A          Preferred - N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   The Gabelli Global Deal Fund


By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09


By (Signature and Title)*   /s/ Agnes Mullady
                            ----------------------------------------
                            Agnes Mullady, Principal Financial
                            Officer and Treasurer

Date 3/9/09

*   Print the name and title of each signing officer under his or her signature.